SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

Form 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) October 5, 2005

CRESCENT FINANCIAL CORPORATION

(Exact name of Registrant as specified in its charter)

North Carolina	000-32951	56-2259050
(State or other jurisdiction of incorporation)	(Commission File No.)	(IRS Employer Identification number)

1005 HIGH HOUSE ROAD, CARY, NC 27513

(Address of principal executive offices)

Registrant’s telephone number, including area code (919) 460-7770

Not Applicable

(Former address of principal executive offices)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 8.01 OTHER EVENTS

On October 5, 2005, the President of Crescent Financial Corporation (the “Registrant”), Michael G. Carlton, announced that the Registrant’s wholly owned subsidiary, Crescent State Bank, has opened a loan production office located at 4601 Six Forks Road, Suite 126, Raleigh, North Carolina 27609. A copy of the press release announcing the opening of the Registrant’s loan production office is attached hereto as Exhibit 99.1 and incorporated by reference herein.

On October 7, 2005, the Registrant announced that its common stock has been approved for listing on the Nasdaq National Market. The Registrant expects the move of its common stock from the Nasdaq Capital Market (formerly the Nasdaq SmallCap Market) to the Nasdaq National Market to be effective at the open of trading on October 10, 2005. The Registrant’s common stock will continue to trade under its current symbol “CRFN” following the move to the Nasdaq National Market. A copy of the press release announcing the listing of the Registrant’s common stock on the Nasdaq National Market under the trading symbol “CRFN” is attached hereto as Exhibit 99.2 and incorporated by reference herein.

ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS

(c) Exhibits.

The following exhibits are filed herewith:

EXHIBIT NO.	DESCRIPTION OF EXHIBIT
99.1	Press Release dated October 5, 2005 announcing the opening of Registrant’s loan production office

99.2	Press Release dated October 7, 2005 announcing the listing of the Registrant’s common stock on the Nasdaq National Market

The Current Report on Form 8-K (including information included or incorporated by reference herein) may contain, among other things, certain forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995, including, without limitation, (i) statements regarding certain of the Registrant’s goals and expectations with respect to earnings, income per share, revenue, expenses and the growth rate in such items, as well as other measures of economic performance, including statements relating to estimates of credit quality trends, and (ii) statements preceded by, followed by or that include the words “may,” “could,” “should,” “would,” “believe,” “anticipate,” “estimate,” “expect,” “intend,” “plan,” “projects,” “outlook” or similar expressions. These statements are based upon the current belief and expectations of the Registrant’s management and are subject to significant risks and uncertainties that are subject to change based on various factors (many of which are beyond the Registrant’s control).

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CRESCENT FINANCIAL CORPORATION

By:	/s/ Michael G. Carlton
Michael G. Carlton
President and Chief Executive Officer

Dated: October 7, 2005

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EXHIBIT INDEX

Exhibit Number	Description of Exhibit
99.1	Press Release dated October 5, 2005 announcing the opening of Registrant’s loan production office

99.2	Press Release dated October 7, 2005 announcing the listing of the Registrant’s common stock on the Nasdaq National Market

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